UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549


FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2006 (December 6, 2006)

NATCO INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

       Delaware                333-91190               48-1099142
   (State or other       (Commission File No.)       (IRS Employee
    Jurisdiction of                              Identification No.)
   Incorporation or
    organization)

#200, 13018 - 80 Avenue
Surrey, BC, Canada V3W 3B2
(Address of Principal Executive Offices)

(604) 507-6657
(Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 3.02 Unregistered Sales of Equity Securities

On November 30, 2006, Natco International Inc. (the "Company") issued an aggregate of 5,470,250 shares of common stock to nine individuals pursuant to the conversion of convertible notes totaling $547,025. 2,504,920 of these shares were issued to Raj-Mohinder S. Gurm, the Company's Chief Executive Officer and CFO, upon his conversion of $250,492 of notes, and 250,000 shares were issued to John H. Rennie, a director of the Company, upon his conversion of $25,000 of notes.

All of the securities were issued to non-U.S. persons as that term is defined in Regulation S of the Securities Act of 1933, as amended (the "Securities Act") in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act.



SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Natco International Inc.
                                            (Registrant)


 Date: December 6, 2006

                                          By: /s/ Raj-Mohinder S. Gurm
                                        Name: Raj-Mohinder S. Gurm
                                       Title: Chief Executive Officer
                                                 and CFO